                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

        Date of Report (Date of earliest event reported): April 23, 2003
                                                          --------------

                        FIDELITY NATIONAL FINANCIAL, INC.
                        ---------------------------------
               (Exact name of registrant as specified in charter)


           Delaware                                       333-57904                         86-0498599
------------------------------------        ------------------------------------        --------------
(State or other jurisdiction                (Commission file number)                   (IRS employer
        of incorporation)                                                               identification no.)


                 17911 Von Karman Avenue, Suite 300, Irvine, CA
              (Address of principal executive offices) (Zip code)

                                 (949) 622-4333
                                 --------------
              (Registrant's telephone number, including area code)
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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

      Exhibit 99-1 -- Press Release of Fidelity National Financial, Inc., dated April 23, 2003.

Item 9 - Regulation FD Disclosure (Information is being provided under Item 12)

      The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1394, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      On April 23, 2003, Fidelity National Financial, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated by reference herein.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         FIDELITY NATIONAL FINANCIAL, INC.

Dated:  April 23, 2003
                                         By:  /s/ Alan L. Stinson
                                             ----------------------------------
                                                  Alan L. Stinson
                                                  Chief Financial Officer and
                                                  Executive Vice President


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                                  EXHIBIT INDEX

Exhibits          Description
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
99-1              Press Release of Fidelity National Financial, Inc., dated April 23, 2003.


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